United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                   Form N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-05643

                        ACM Managed Income Fund, Inc.
               (Exact name of registrant as specified in charter)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of principal executive offices) (Zip code)

                              Edmund P. Bergan, Jr.
                        Alliance Capital Management, L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 221-5672

                     Date of fiscal year end: August 31, 2003

                     Date of reporting period: August 31, 2003

ITEM 1.  REPORTS TO STOCKHOLDERS.

[LOGO] ALLIANCEBERNSTEIN(SM)
       Investment Research and Management

       ACM Managed Income Fund
--------------------------------------------------------------------------------

Closed End                              Annual Report--August 31, 2003

--------------------------------------------------------------------------------

                            Investment Products Offered
                           ------------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ------------------------------

You may obtain a description of the Fund's proxy voting policies and procedures, without charge, upon request by visiting Alliance Capital's web site at www.investor.alliancecapital.com or on the Securities and Exchange Commision's web site at http://www.sec.gov, or by calling Alliance Capital at (800) 227-4618.

AllianceBernstein Investment Research and Management, Inc., the principal underwriter of the AllianceBernstein mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

October 14, 2003

Annual Report

This report provides management's discussion of fund performance for ACM Managed Income Fund (the "Fund") for the annual reporting period ended August 31, 2003.

Investment Objective and Policies

This closed-end fund is designed to provide investors with a high level of total return by seeking both high current income and capital appreciation. The Fund invests primarily in U.S. government securities and corporate fixed income securities. In addition, the Fund may utilize certain other investment techniques, including investing in options and futures contracts.

Investment Results

The following table shows how the Fund performed over the past six- and 12-month periods ended August 31, 2003. For comparison, we have included returns for the unmanaged Lehman Brothers (LB) Aggregate Bond Index, a standard measure of the performance of a basket of unmanaged debt securities.

INVESTMENT RESULTS*
Periods Ended August 31, 2003

                                                       -------------------------
                                                               Returns
                                                       -------------------------
                                                       6 Months       12 Months
--------------------------------------------------------------------------------
ACM Managed Income Fund (NAV)                             4.94%          14.68%
--------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index                     -2.50%          -0.29%
--------------------------------------------------------------------------------
The Fund's Market Price per share on August 31, 2003 was $4.61.
--------------------------------------------------------------------------------

* The Fund's investment results are for the periods shown and are based on the net asset value (NAV) as of August 31, 2003. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Bond Index. An investor cannot invest directly in an index, and its results are not indicative of any particular investment, including ACM Managed Income Fund.

For the six- and 12-month periods ended August 31, 2003, the Fund outperformed its benchmark, the LB Aggregate Bond Index. The Fund's high yield holdings were the primary cause of outperformance relative to the benchmark. The high yield market, as represented by the LB High Yield Index, posted strong absolute returns of 13.31% and 24.86% for the six- and 12-month periods under review, respectively. Treasury returns, while boosting the Fund's performance throughout last year during a period of relative risk aversion and falling interest rates, abated in the current semi-annual period. U.S. Treasuries, according to the LB Treasury Index, posted a negative return of -1.61% for the six-month period and 2.94% for the annual period under review.


--------------------------------------------------------------------------------
                                                     ACM MANAGED INCOME FUND o 1

Within the high yield sector, the Fund benefited from its overweighting of the cable and wireless communications sector, which outperformed the broader market. In addition, the Fund's underweighting in energy added to relative performance. This was partially offset by the Fund's underweighting in utilities, a sector that performed well, as issuers sold assets and refinanced near-term maturities, despite continued poor fundamentals. Security selection also had a meaningful role in the Fund's return, as some of its top holdings performed well. Nextel Communications, Cablevision Systems, Allied Waste North America, On Semiconductor Corp. and Qwest Capital Funding, Inc. all contributed positively to the Fund's performance. Equally important, we avoided troubled credits within the reporting period, such as United Airlines, American Airlines and Fleming Companies, Inc.

Market Review and Investment Strategy

Within the high yield sector, risk aversion in the U.S. credit markets continued to reverse during the reporting period, particularly in the telecommunication, media, utility and technology sectors as well as the triple-C credit tier. The Fund benefited from exposure to certain higher risk/volatility issuers in the cable and wireless telecommunications sectors. We maintained a sector overweighting based on our belief that these sectors had been oversold and certain better quality issuers were punished along with the entire sector. This proved to be correct, as investors recognized the historically high yield spreads among a number of these sectors. In our view, events had led to an asymmetric profile of expected returns in which volatility in the credit markets would remain high, creating opportunities in quality companies in oversold sectors.

Given our cautiously constructive view of the economy, we maintained the Fund's positions in certain cyclical sectors, such as paper and packaging and services, but continued to reduce the Fund's positions in specific names to enhance sector diversification. We continued to underweight credit-challenged sectors, such as airlines, technology, utilities, wireline telecommunications and retail, but added some issuers in these sectors where we identified compelling value. We maintained the Fund's underweight positions in utilities and technology, which were due to credit concerns, and underweight positions in food/beverage and energy, which were due to unattractive valuation levels. The Fund's Treasury holdings remain relatively unchanged.


--------------------------------------------------------------------------------
2 o ACM MANAGED INCOME FUND

                                                              Performance Update
--------------------------------------------------------------------------------

PERFORMANCE UPDATE

ACM MANAGED INCOME FUND (NAV)
GROWTH OF A $10,000 INVESTMENT
8/31/93 TO 8/31/03

Lehman Brothers Aggregate Bond Index: $19,074

ACM Managed Income Fund (NAV):        $14,836

[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

                   ACM Managed                      Lehman Brothers
                Income Fund (NAV)                 Aggregate Bond Index
---------------------------------------------------------------------------
8/31/93              10000                               10000
8/31/94               9552                                9849
8/31/95              11113                               10962
8/31/96              12538                               11412
8/31/97              15093                               12554
8/31/98              16412                               13880
8/31/99              13630                               13991
8/31/00              13494                               15048
8/31/01              13336                               16907
8/31/02              12935                               18278
8/31/03              14836                               19074


This chart illustrates the total value of an assumed $10,000 investment in ACM Managed Income Fund at net asset value (NAV) (from 8/31/93 to 8/31/03) as compared to the performance of an appropriate broad-based index. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Bond Index.

When comparing ACM Managed Income Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including ACM Managed Income Fund.


--------------------------------------------------------------------------------
                                                     ACM MANAGED INCOME FUND o 3

Portfolio Summary
--------------------------------------------------------------------------------

PORTFOLIO SUMMARY
August 31, 2003

INCEPTION DATE                          PORTFOLIO STATISTICS
11/03/88                                Net Assets Applicable to Common
                                        Shareholders ($mil): $103.1

SECURITY TYPE

  53.3% U.S. Government
        Obligations
  42.5% Corporate Obligations                   [PIE CHART OMITTED]
   1.2% Preferred Stock
   0.7% Yankee Obligations

   2.3% Short-Term

All data as of August 31, 2003. The Fund's security type breakdown is expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
4 o ACM MANAGED INCOME FUND

                                                        Portfolio of Investments
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
August 31, 2003

                                              Moody's  Principal
                                             Investor     Amount
                                              Rating+      (000)    U.S. $ Value
--------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS-98.5%
U.S. Treasury Bonds-98.5%
   5.375%, 2/15/31 .......................        Aaa   $ 15,900    $ 16,246,572
   8.125%, 8/15/19 .......................        Aaa     13,250      17,528,823
   10.75%, 8/15/05 .......................        Aaa     18,500      21,626,944
   11.25%, 2/15/15 .......................        Aaa      6,825      10,788,305
   11.875%, 11/15/03 .....................        Aaa     22,500      22,993,088
   12.00%, 8/15/13 .......................        Aaa      8,925      12,392,505
                                                                    ------------

Total U.S. Government Obligations
   (cost $101,623,703) ...................                           101,576,237
                                                                    ------------

CORPORATE OBLIGATIONS-78.6%
Aerospace & Defense-0.9%
K & F Industries, Inc.
   9.625%, 12/15/10 ......................         B3        215         234,350
Sequa Corp.
   9.00%, 8/01/09 ........................         B1        145         152,975
TD Funding Corp.
   8.375%, 7/15/11(a) ....................         B3        470         493,500
                                                                    ------------
                                                                         880,825
                                                                    ------------
Automotive-2.7%
Advanced Accessory Systems LLC
   10.75%, 6/15/11(a) ....................         B2        125         129,375
Dana Corp.
   10.125%, 3/15/10 ......................        Ba3        560         606,200
Dura Operating Corp.
   Series B
   9.00%, 5/01/09 ........................         B2        470         434,750
HLI Operating, Inc.
   10.50%, 6/15/10(a) ....................         B1        470         498,200
TRW Automotive, Inc.
   9.375%, 2/15/13(a) ....................         B1        375         418,125
   11.00%, 2/15/13(a) ....................         B2        285         327,750
United Auto Group, Inc.
   9.625%, 3/15/12 .......................         B3        310         333,637
                                                                    ------------
                                                                       2,748,037
                                                                    ------------
Broadcasting & Media-2.9%
Albritton Communications Co.
   7.75%, 12/15/12 .......................         B3        480         494,400
Corus Entertainment, Inc.
   8.75%, 3/01/12 ........................         B1        325         345,312
Emmis Communications Corp.
   12.50%, 3/15/11(b) ....................         B3        385         338,800
PRIMEDIA, Inc.
   8.00%, 5/15/13(a) .....................         B3         70          71,050
   8.875%, 5/15/11 .......................         B3        375         394,687


--------------------------------------------------------------------------------
                                                     ACM MANAGED INCOME FUND o 5

Portfolio of Investments
--------------------------------------------------------------------------------

                                              Moody's  Principal
                                             Investor     Amount
                                              Rating+      (000)    U.S. $ Value
--------------------------------------------------------------------------------

Radio One, Inc.
   8.875%, 7/01/11 .......................         B2   $    385    $    422,537
Sinclair Broadcast Group, Inc.
   8.00%, 3/15/12 ........................         B2        290         303,775
   8.75%, 12/15/11 .......................         B2        350         378,875
Young Broadcasting, Inc.
   8.50%, 12/15/08 .......................         B2        230         243,800
                                                                    ------------
                                                                       2,993,236
                                                                    ------------
Building & Real Estate-3.4%
Beazer Homes USA, Inc.
   8.375%, 4/15/12 .......................        Ba2        125         132,500
Jacuzzi Brands, Inc.
   9.625%, 7/01/10(a) ....................         B3        455         475,475
KB HOME
   7.75%, 2/01/10 ........................        Ba3        230         235,750
LNR Property Corp.
   7.625%, 7/15/13(a) ....................        Ba3         70          71,050
   10.50%, 1/15/09 .......................        Ba3        825         884,812
Meritage Corp.
   9.75%, 6/01/11 ........................        Ba3        545         583,831
Schuler Homes, Inc.
   10.50%, 7/15/11 .......................        Ba2        430         477,300
Werner Holdings Company, Inc.
   10.00%, 11/15/07 ......................         B2        300         306,000
William Lyon Homes, Inc.
   10.75%, 4/01/13 .......................         B3        335         357,612
                                                                    ------------

                                                                       3,524,330
                                                                    ------------
Cable-2.4%
CSC Holdings, Inc.
   7.625%, 7/15/18 .......................         B1        445         424,975
DirectTV Holdings LLC
   8.375%, 3/15/13(a) ....................         B1        245         268,887
Echostar DBS Corp.
   9.375%, 2/01/09 .......................        Ba3        895         956,531
Insight Midwest LP
   9.75%, 10/01/09 .......................         B2        445         458,350
Mediacom Broadband LLC
   11.00%, 7/15/13 .......................         B2        335         366,825
                                                                    ------------
                                                                       2,475,568
                                                                    ------------
Chemicals-4.1%
Equistar Chemical Funding L.P.
   10.125%, 9/01/08 ......................         B1        590         592,950
   10.625%, 5/01/11(a) ...................         B1        100         100,000
FMC Corp.
   10.25%, 11/01/09 ......................        Ba2        315         357,525
Georgia Gulf Corp.
   10.375%, 11/01/07 .....................         B2        580         614,800


--------------------------------------------------------------------------------
6 o ACM MANAGED INCOME FUND

                                                        Portfolio of Investments
--------------------------------------------------------------------------------

                                              Moody's  Principal
                                             Investor     Amount
                                              Rating+      (000)    U.S. $ Value
--------------------------------------------------------------------------------

Huntsman Advanced Materials LLC
   11.00%, 7/15/10(a) ....................         B2   $    305    $    323,300
Huntsman International LLC
   9.875%, 3/01/09 .......................         B3        865         895,275
Millennium America, Inc.
   9.25%, 6/15/08 ........................        Ba3        300         312,000
Resolution Performance
   Products LLC
   9.50%, 4/15/10 ........................         B2        615         611,925
Westlake Chemical Corp.
   8.75%, 7/15/11(a) .....................        Ba3        465         476,625
                                                                    ------------
                                                                       4,284,400
                                                                    ------------
Communications-Fixed-3.1%
Eircom Funding
   8.25%, 8/15/13(a) .....................         B1        245         258,475
FairPoint Communications, Inc.
   11.875%, 3/01/10 ......................         B3        330         381,150
Qwest Corp.
   8.875%, 3/15/12(a) ....................        Ba3      1,675       1,800,625
Time Warner Telecom, Inc.
   10.125%, 2/01/11 ......................         B3        825         787,875
                                                                    ------------
                                                                       3,228,125
                                                                    ------------
Communications-Mobile-3.8%
ACC Escrow Corp.
   10.00%, 8/01/11(a) ....................         B2        665         711,550
Dobson/Sygnet Communications
   12.25%, 12/15/08 ......................         B3        785         843,875
Iridium LLC Capital Corp.
   Series B
   14.00%, 7/15/05(c) ....................         NR      3,000         225,000
Nextel Communications, Inc.
   7.375%, 8/01/15 .......................         B2        465         468,487
   9.375%, 11/15/09 ......................         B2        435         471,975
TeleCorp PCS, Inc.
   10.625%, 7/15/10 ......................       Baa2        179         212,115
Tritel PCS, Inc.
   10.375%, 1/15/11 ......................       Baa2        255         307,912
Triton PCS, Inc.
   8.75%, 11/15/11 .......................         B3        675         685,125
                                                                    ------------
                                                                       3,926,039
                                                                    ------------
Consumer Manufacturing-3.0%
Applica, Inc.
   10.00%, 7/31/08 .......................         B2        181         189,597
Central Garden & Pet Company
   9.125%, 2/01/13 .......................         B2        230         243,800
Collins & Aikman Floorcoverings, Inc.
   9.75%, 2/15/10 ........................         B2        295         303,850
Jostens, Inc.
   12.75%, 5/01/10 .......................         B3        755         872,025


--------------------------------------------------------------------------------
                                                     ACM MANAGED INCOME FUND o 7

Portfolio of Investments
--------------------------------------------------------------------------------

                                              Moody's  Principal
                                             Investor     Amount
                                              Rating+      (000)    U.S. $ Value
--------------------------------------------------------------------------------

St. John Knits International, Inc.
   12.50%, 7/01/09 .......................         B3   $    230    $    252,137
Salton, Inc.
   12.25%, 4/15/08 .......................         B3        535         521,625
Sealy Mattress Co.
   9.875%, 12/15/07 ......................         B3        445         438,325
Warnaco, Inc.
   8.875%, 6/15/13(a) ....................         B2        260         271,700
                                                                    ------------
                                                                       3,093,059
                                                                    ------------
Energy-4.3%
Chesapeake Energy Corp.
   7.75%, 1/15/15 ........................        Ba3         25          25,500
   9.00%, 8/15/12 ........................        Ba3        360         390,600
CITGO Petroleum Corp.
   11.375%, 2/01/11(a) ...................        Ba3        730         817,600
Frontier Escrow Corp.
   8.00%, 4/15/13(a) .....................         NR        100         102,000
Frontier Oil Corp.
   11.75%, 11/15/09 ......................         B2        300         331,500
Grant Prideco, Inc.
   9.00%, 12/15/09 .......................        Ba3        430         454,725
Grey Wolf, Inc.
   8.875%, 7/01/07 .......................         B1        107         109,942
Hilcorp Energy
   10.50%, 9/01/10(a) ....................         B3      1,055       1,087,969
Premco Refining Group, Inc.
   9.50%, 2/01/13 ........................        Ba3        310         336,350
Pride Int'l., Inc.
   9.375%, 5/01/07 .......................        Ba2        172         178,020
Universal Compression, Inc.
   7.25%, 5/15/10(a) .....................         B1        235         238,525
Westport Resources Corp.
   8.25%, 11/01/11 .......................        Ba3        210         225,750
   8.25%, 11/01/11(a) ....................        Ba3        120         129,000
                                                                    ------------
                                                                       4,427,481
                                                                    ------------
Entertainment & Leisure-2.6%
Cinemark USA, Inc.
   9.00%, 2/01/13 ........................         B3        405         433,350
Premier Parks
   9.75%, 6/15/07 ........................         B2        315         305,550
Royal Caribbean Cruises
   8.00%, 5/15/10 ........................        Ba2         40          41,800
   8.75%, 2/02/11 ........................        Ba2        485         516,525
Six Flags, Inc.
   9.50%, 2/01/09 ........................         B2        975         921,375
   9.75%, 4/15/13(a) .....................         B2         20          18,700
Universal City Development
   11.75%, 4/01/10(a) ....................         B2        425         476,000
                                                                    ------------
                                                                       2,713,300
                                                                    ------------


--------------------------------------------------------------------------------
8 o ACM MANAGED INCOME FUND

                                                        Portfolio of Investments
--------------------------------------------------------------------------------

                                              Moody's  Principal
                                             Investor     Amount
                                              Rating+      (000)    U.S. $ Value
--------------------------------------------------------------------------------

Financial-2.7%
Crum & Forster Holdings Corp.
   10.375%, 6/15/13(a) ...................         B1   $    230    $    241,500
iStar Financial, Inc.
   7.00%, 3/15/08 ........................        Ba1        285         292,837
Markel Capital Trust I
   Series B
   8.71%, 1/01/46(d) .....................        Ba1        695         695,000
PXRE Capital Trust I
   8.85%, 2/01/27 ........................        Ba2        720         637,200
Western Financial Bank
   9.625%, 5/15/12 .......................         B1        460         499,100
Williams Scotsman, Inc.
   9.875%, 6/01/07 .......................         B3        395         389,075
                                                                    ------------
                                                                       2,754,712
                                                                    ------------
Food & Beverages-1.9%
Del Monte Food Co.
   8.625%, 12/15/12(a) ...................         B2        160         167,400
   9.25%, 5/15/11 ........................         B2        290         308,850
DIMON, Inc.
   Series B
   7.75%, 6/01/13(a) .....................        Ba3        105         107,100
   9.625%, 10/15/11 ......................        Ba3        200         221,000
Dole Food Company, Inc.
   8.625%, 5/01/09 .......................         B2        290         304,500
   8.875%, 3/15/11(a) ....................         B2        115         121,325
Merisant Co.
   9.50%, 7/15/13(a) .....................         B2        315         332,325
Swift & Co.
   10.125%, 10/01/09 .....................         B1        365         392,375
                                                                    ------------
                                                                       1,954,875
                                                                    ------------
Gaming-4.4%
Ameristar Casinos, Inc.
   10.75%, 2/15/09 .......................         B3        265         296,800
Argosy Gaming Co.
   9.00%, 9/01/11 ........................         B2        275         297,688
Boyd Gaming Corp.
   7.75%, 12/15/12 .......................         B1        295         301,638
Harrah's Operating Company, Inc.
   7.875%, 12/15/05 ......................        Ba1        170         184,025
Horseshoe Gaming Holding Corp.
   Series B
   8.625%, 5/15/09 .......................         B2        225         237,938
MGM Mirage Inc.
   8.375%, 2/01/11 .......................        Ba2        165         181,913
Mandalay Resort Group
   10.25%, 8/01/07 .......................        Ba3        660         740,850
Mohegan Tribal Gaming Authority
   6.375%, 7/15/09(a) ....................        Ba3        170         171,275
Park Place Entertainment
   7.875%, 3/15/10 .......................        Ba2        350         375,375


--------------------------------------------------------------------------------
                                                     ACM MANAGED INCOME FUND o 9

Portfolio of Investments
--------------------------------------------------------------------------------

                                              Moody's  Principal
                                             Investor     Amount
                                              Rating+      (000)    U.S. $ Value
--------------------------------------------------------------------------------

Riviera Holdings Corp.
   11.00%, 6/15/10 .......................         B2   $    335    $    328,300
Station Casinos, Inc.
   8.375%, 2/15/08 .......................         B1        270         288,225
Trump Holdings & Funding
   11.625%, 3/15/10(a) ...................         B3        355         315,950
Turning Stone Casino Resort
   Enterprise
   9.125%, 12/15/10(a) ...................         B1        310         330,150
Venetian Casino Resort, LLC
   11.00%, 6/15/10 .......................         B3        415         474,138
                                                                    ------------
                                                                       4,524,265
                                                                    ------------
Healthcare-3.9%
Alliance Imaging, Inc.
   10.375%, 4/15/11 ......................         B3        490         512,050
AmerisourceBergen Corp.
   8.125%, 9/01/08 .......................        Ba3         70          74,375
Concentra Operating Corp.
   9.50%, 8/15/10(a) .....................         B3        140         141,400
   13.00%, 8/15/09 .......................         B3        503         555,815
Extendicare Health Services
   9.50%, 7/01/10 ........................         B2        390         420,225
Hanger Orthopedic Group, Inc.
   10.375%, 2/15/09 ......................         B2        415         462,725
PacifiCare Health Systems, Inc.
   10.75%, 6/01/09 .......................         B2        635         727,075
Psychiatric Solutions, Inc.
   10.625%, 6/15/13(a) ...................         B3         65          69,875
Select Medical Corp.
   7.50%, 8/01/13(a) .....................         B2        390         390,975
Triad Hospitals, Inc.
   Series B
   8.75%, 5/01/09 ........................         B1        530         567,100
   11.00%, 5/15/09 .......................         B2        130         142,675
                                                                    ------------
                                                                       4,064,290
                                                                    ------------
Hotels & Lodging-3.3%
Extended Stay America, Inc.
   9.875%, 6/15/11 .......................         B2        445         475,038
Felcor Lodging LP
   9.00%, 6/01/11 ........................         B1        205         210,637
   10.00%, 9/15/08 .......................         B1        175         183,969
Host Marriott LP
   9.25%, 10/01/07 .......................        Ba3        120         127,500
   9.50%, 1/15/07 ........................        Ba3        370         394,050
Intrawest Corp.
   10.50%, 2/01/10 .......................         B1        395         426,600
La Quinta Properties, Inc.
   8.875%, 3/15/11(a) ....................        Ba3        440         458,700
MeriStar Hospitality Corp.
   9.125%, 1/15/11 .......................         B2        130         129,350


--------------------------------------------------------------------------------
10 o ACM MANAGED INCOME FUND

                                                        Portfolio of Investments
--------------------------------------------------------------------------------

                                              Moody's  Principal
                                             Investor     Amount
                                              Rating+      (000)    U.S. $ Value
--------------------------------------------------------------------------------


MeriStar Hospitality Operating
   Partnership, L.P.
   10.50%, 6/15/09 .......................         B2   $    210    $    214,725
Starwood Hotels & Resorts
   Worldwide, Inc.
   7.875%, 5/01/12 .......................        Ba1        170         178,500
Sun International Hotels
   8.875%, 8/15/11 .......................         B2        285         308,513
Vail Resorts, Inc.
   8.75%, 5/15/09 ........................         B2        315         324,450
                                                                    ------------
                                                                       3,432,032
                                                                    ------------
Industrial-3.9%
AMSTED Industries, Inc.
   10.25%, 10/15/11(a) ...................         B3        545         566,800
Case New Holland, Inc.
   9.25%, 8/01/11(a) .....................        Ba3        690         730,537
Dayton Superior Corp.
   10.75%, 9/15/08(a) ....................         B3        235         236,175
FastenTech, Inc.
   11.50%, 5/01/11(a) ....................         B3        375         380,625
Flowserve Corp.
   12.25%, 8/15/10 .......................         B2        429         493,350
H & E Equipment/Finance
   11.125%, 6/15/12 ......................         B3        295         249,275
Legrand S.A.
   10.50%, 2/15/13(a) ....................         B1        340         375,700
NMHG Holding Co.
   10.00%, 5/15/09 .......................         B3        135         145,125
SPX Corp.
   7.50%, 1/01/13 ........................        Ba3         90          94,050
Terex Corp.
   10.375%, 4/01/11 ......................         B3        230         255,875
TriMas Corp.
   9.875%, 6/15/12 .......................         B3        540         531,900
                                                                    ------------
                                                                       4,059,412
                                                                    ------------
Metal & Mining-1.7%
AK Steel Corp.
   7.875%, 2/15/09 .......................         B2      1,200         954,000
Freeport-McMoRan Copper
   & Gold, Inc.
   10.125%, 2/01/10 ......................         B2        385         420,613
Earle M. Jorgensen Company
   9.75%, 6/01/12 ........................         B2        130         137,800
Peabody Energy Corp.
   6.875%, 3/15/13 .......................        Ba3        225         226,125
                                                                    ------------
                                                                       1,738,538
                                                                    ------------
Paper & Packaging-5.8%
Anchor Glass Container Corp.
   11.00%. 2/15/13 .......................         B2        435         479,587
   11.00%. 2/15/13(a) ....................         B2         10          11,025


--------------------------------------------------------------------------------
                                                    ACM MANAGED INCOME FUND o 11

Portfolio of Investments
--------------------------------------------------------------------------------

                                              Moody's  Principal
                                             Investor     Amount
                                              Rating+      (000)    U.S. $ Value
--------------------------------------------------------------------------------

Berry Plastics Corp.
   10.75%, 7/15/12 .......................         B3   $    430    $    474,075
Constar International, Inc.
   11.00%, 12/01/12 ......................         B3        155         140,662
Crown Euro Holdings S.A
   9.50%, 3/01/11(a) .....................         B1        445         476,150
Georgia-Pacific Corp.
   9.375%, 2/01/13(a) ....................        Ba2        540         581,850
Graphic Packaging Int'l Corp.
   9.50%, 8/15/13(a) .....................         B3        650         685,750
Greif Bros. Corp.
   8.875%, 8/01/12 .......................         B2        315         335,475
MDP Acquisitions PLC
   9.625%, 10/01/12 ......................         B2        430         466,550
Norske Skog Canada Ltd.
   8.625%, 6/15/11(a) ....................        Ba2         75          76,688
   8.625%, 6/15/11 .......................        Ba2        290         296,525
Owens-Brockway Glass
   Container, Inc.
   8.875%, 2/15/09 .......................         B1        625         659,375
Plastipak Holdings, Inc.
   10.75%, 9/01/11 .......................         B3        305         332,450
Pliant Corp.
   11.125%, 9/01/09(a) ...................         B3        415         426,413
Stone Container Corp.
   9.25%, 2/01/08 ........................         B2        300         324,000
   9.75%, 2/01/11 ........................         B2        150         163,500
                                                                    ------------
                                                                       5,930,075
                                                                    ------------
Publishing-3.6%
American Media, Inc.
   8.875%, 1/15/11 .......................         B2        120         128,400
   10.25%, 5/01/09 .......................         B2        395         424,625
Dex Media East LLC
   9.875%, 11/15/09 ......................         B2        130         147,875
   12.125%, 11/15/12 .....................         B3        370         448,625
Dex Media West LLC
   8.50%, 8/15/10(a) .....................         B2        160         173,600
   9.875%, 8/15/13(a) ....................         B3        625         700,000
Hollinger International
Publishing, Inc.
   9.00%, 12/15/10 .......................         B2        590         615,075
Houghton Mifflin Co.
   8.25%, 2/01/11(a) .....................         B2        325         346,937
   9.875%, 2/01/13(a) ....................         B3        120         131,400
PEI Holdings, Inc.
   11.00%, 3/15/10(a) ....................         B2        245         270,419
RH Donnelley, Inc.
   10.875%, 12/15/12(a) ..................         B2        290         339,300
                                                                    ------------
                                                                       3,726,256
                                                                    ------------


--------------------------------------------------------------------------------
12 o ACM MANAGED INCOME FUND

                                                        Portfolio of Investments
--------------------------------------------------------------------------------

                                              Moody's  Principal
                                             Investor     Amount
                                              Rating+      (000)    U.S. $ Value
--------------------------------------------------------------------------------

Restaurants-0.4%
Domino's, Inc.
   8.25%, 7/01/11(a) .....................         B3   $    365    $    385,075
                                                                    ------------

Retail-1.1%
J.C. Penny Corporation, Inc.
   8.00%, 3/01/10 ........................        Ba3        335         349,238
Payless ShoeSource, Inc.
   8.25%, 8/01/13(a) .....................        Ba3        340         335,750
Rent-A-Center, Inc.
   7.50%, 5/01/10 ........................         B1         75          75,750
Saks, Inc.
   8.25%, 11/15/08 .......................         B1        325         342,063
                                                                    ------------
                                                                       1,102,801
                                                                    ------------
Service-4.9%
Alderwoods Group, Inc.
   11.00%, 1/02/07 .......................         NR        266         267,430
Allied Waste North America
   8.50%, 12/01/08 .......................        Ba3         55          58,713
   8.875%, 4/01/08 .......................        Ba3        600         646,500
   10.00%, 8/01/09 .......................         B2        680         739,500
Coinmach Corp.
   9.00%, 2/01/10 ........................         B2        300         313,500
Corrections Corp of America
   7.50%, 5/01/11 ........................         B1         35          35,700
   9.875%, 5/01/09 .......................         B1        315         348,862
Danka Business Systems PLC
   11.00%, 6/15/10(a) ....................         B2        375         343,125
Iron Mountain, Inc.
   7.75%, 1/15/15 ........................         B2        100         102,500
   8.625%, 4/01/13 .......................         B2        400         418,000
National Waterworks, Inc.
   10.50%, 12/01/12 ......................         B3        260         284,700
Service Corp. International
   7.70%, 4/15/09 ........................         B1        560         564,200
Stewart Enterprises, Inc.
   10.75%, 7/01/08 .......................         B2        355         399,375
United Rentals, Inc.
   10.75%, 4/15/08(a) ....................         B1        215         237,575
   10.75%, 4/15/08 .......................         B1        240         265,200
                                                                    ------------
                                                                       5,024,880
                                                                    ------------
Supermarket & Drugstore-1.6%
Pathmark Stores, Inc.
   8.75%, 2/01/12 ........................         B2        360         367,200
Rite Aid Corp.
   9.50%, 2/15/11(a) .....................         B2        705         757,875
Roundy's, Inc.
   8.875%, 6/15/12 .......................         B2        295         309,013
Stater Bros. Holdings, Inc.
   10.75%, 8/15/06 .......................         B2        170         179,775
                                                                    ------------
                                                                       1,613,863
                                                                    ------------


--------------------------------------------------------------------------------
                                                    ACM MANAGED INCOME FUND o 13

Portfolio of Investments
--------------------------------------------------------------------------------

                                              Moody's  Principal
                                             Investor     Amount
                                              Rating+      (000)    U.S. $ Value
--------------------------------------------------------------------------------

Technology-2.2%
Cooperative Computing, Inc.
   10.50%, 6/15/11(a) ....................         B2   $    320    $    332,800
Fairchild Semiconductor
   10.50%, 2/01/09 .......................         B2        565         625,738
Flextronics International, Ltd.
   6.50%, 5/15/13(a) .....................        Ba2        150         144,375
ON Semiconductor Corp.
   12.00%, 3/15/10 .......................         B3        825         919,875
Unisys Corp.
   7.875%, 4/01/08 .......................        Ba1        210         218,400
                                                                    ------------
                                                                       2,241,188
                                                                    ------------
Utilities-Electric & Gas-4.0%
AES Corporation
   8.75%, 5/15/13(a) .....................         B2         65          66,462
   9.00%, 5/15/15(a) .....................         B2        105         107,100
   10.00%, 7/15/05(a) ....................         B2        335         343,375
Calpine Corp.
   8.50%, 7/15/10(a) .....................         NR      1,645       1,554,525
Northwest Pipeline Corp.
   8.125%, 3/01/10 .......................         B1        270         282,150
PG&E Corp.
   6.875%, 7/15/08(a) ....................         NR        265         267,650
SEMCO Energy, Inc.
   7.125%, 5/15/08(a) ....................        Ba2         85          83,194
   7.75%, 5/15/13(a) .....................        Ba2        250         239,063
Southern Natural Gas Co.
   7.35%, 2/15/31 ........................         B1        425         395,250
   8.875%, 3/15/10 .......................         B1        340         360,400
The Williams Companies, Inc.
   8.625%, 6/01/10 .......................         B3        450         470,250
                                                                    ------------
                                                                       4,169,419
                                                                    ------------
Total Corporate Obligations
   (cost $78,758,386) ....................                            81,016,081
                                                                    ------------

Yankee Obligations-1.2%
Fairfax Financial Holdings
   7.375%, 4/15/18 .......................        Ba3        190         168,388
   8.25%, 10/01/15 .......................        Ba3        100          92,375
Innova S. de R.L.
   12.875%, 4/01/07 ......................         B3        545         559,988
Royal & Sun Alliance Insurance
   Group PLC
   8.95%, 10/15/29 .......................        Ba2        500         449,195
                                                                    ------------

Total Yankee Obligations
   (cost $1,174,391) .....................                             1,269,946
                                                                    ------------


--------------------------------------------------------------------------------
14 o ACM MANAGED INCOME FUND

                                                        Portfolio of Investments
--------------------------------------------------------------------------------

                                                      Shares or
                                             Moody's  Principal
                                            Investor     Amount
                                             Rating+      (000)    U.S. $ Value
-------------------------------------------------------------------------------

NON-CONVERTIBLE
   PREFERRED STOCKS-2.3%
CSC Holdings, Inc.
   Series M
   11.125% ...............................        B2     13,405   $   1,404,174
Sovereign Real Estate
   Investment Trust
   12.00%(a) .............................       Ba1        650         949,000
                                                                  -------------

Total Non-Convertible
   Preferred Stocks
   (cost $1,920,384) .....................                            2,353,174
                                                                  -------------

SHORT-TERM INVESTMENT-4.2%
Time Deposit-4.2%
State Street Bank & Trust Co.
   0.50%, 9/02/03
   (cost $4,379,000) .....................             $  4,379       4,379,000
                                                                  -------------

Total Investments-184.8%
   (cost $187,855,864) ...................                          190,594,438
Other assets less liabilities-2.5% .......                            2,523,430
Preferred Stock at redemption
   value-(87.3%) .........................                          (90,000,000)
                                                                  -------------

Net Assets Applicable to Common
Shareholders-100.0%(e) ...................                        $ 103,117,868
                                                                  =============

+     Unaudited.

(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2003, the aggregate market value of these securities amounted to $25,069,769 or 24.3% of net assets applicable to common shareholders.

(b) Indicates a security has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(c)   Security is in default and is non-income producing.

(d)   Illiquid security, valued at fair value (see Note A).

(e) Portfolio percentages are calculated based on net assets applicable to common shareholders.

      Glossary:

      NR - Not Rated

      See notes to financial statements.


--------------------------------------------------------------------------------
                                                    ACM MANAGED INCOME FUND o 15

Statement of Assets & Liabilities
--------------------------------------------------------------------------------

STATEMENT OF ASSETS & LIABILITIES
August 31, 2003

Assets
Investments in securities, at value (cost $187,855,864) ......    $ 190,594,438
Cash .........................................................              821
Interest and dividends receivable ............................        2,770,195
Receivable for securities sold ...............................          171,980
Prepaid expenses .............................................           19,807
                                                                  -------------
Total assets .................................................      193,557,241
                                                                  -------------
Liabilities
Advisory fee payable .........................................          126,368
Administrative fee payable ...................................           38,880
Accrued expenses and other liabilities .......................          274,125
                                                                  -------------
Total liabilities ............................................          439,373
`                                                                  -------------
Preferred Stock, at redemption value
$.01 par value per share; 1,900 shares Remarketed
   Preferred Stock authorized, 900 shares issued and
   outstanding at $100,000 per share liquidation
   preference ................................................       90,000,000
                                                                  -------------
Net Assets Applicable to Common Shareholders .................    $ 103,117,868
                                                                  =============

Composition of Net Assets Applicable
to Common Shareholders
Common stock, $.01 par value per share; 299,998,100
   shares authorized, 24,917,146 shares issued
   and outstanding ...........................................    $     249,171
Additional paid-in capital ...................................      209,785,451
Distributions in excess of net investment income .............       (3,357,122)
Accumulated net realized loss on investment transactions .....     (106,298,206)
Net unrealized appreciation of investments ...................        2,738,574
                                                                  -------------
Net Assets Applicable to Common Shareholders .................    $ 103,117,868
                                                                  =============
Net Asset Value Applicable to Common Shareholders
   (based on 24,917,146 common shares outstanding) ...........            $4.14
                                                                          =====

See notes to financial statements.


--------------------------------------------------------------------------------
16 o ACM MANAGED INCOME FUND

                                                         Statement of Operations
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
Year Ended August 31, 2003

Investment Income
Interest .......................................     $11,744,636
Dividends ......................................         278,762    $12,023,398
                                                     -----------
Expenses
Advisory fee ...................................       1,250,723
Administrative fee .............................         384,831
Remarketed Preferred Stock--remarketing
   agent's fees ................................         233,125
Audit and legal ................................         169,220
Printing .......................................          99,992
Transfer agency ................................          59,198
Custodian ......................................          47,882
Registration fees ..............................          35,293
Directors' fees and expenses ...................          28,097
Miscellaneous ..................................          28,772
                                                     -----------
Total expenses .................................                      2,337,133
                                                                    -----------
Net investment income ..........................                      9,686,265
                                                                    -----------
Realized and Unrealized Gain (Loss)
on Investments
Net realized loss on investment
   transactions ................................                     (1,966,448)
Net change in unrealized
   appreciation/depreciation
   of investments ..............................                      7,975,380
                                                                    -----------
Net gain on investments ........................                      6,008,932
                                                                    -----------
Dividends to Remarketed Preferred
Shareholders from
Net investment income ..........................                     (1,384,470)
                                                                    -----------
Net Increase in Net Assets Applicable
   to Common Shareholders Resulting
   from Operations .............................                    $14,310,727
                                                                    ===========

See notes to financial statements.


--------------------------------------------------------------------------------
                                                    ACM MANAGED INCOME FUND o 17

Statement of Changes in Net Assets Applicable to Common Shareholders
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
APPLICABLE TO COMMON SHAREHOLDERS

                                                  Year Ended       Year Ended
                                                  August 31,       August 31,
                                                      2003             2002
                                                 =============    =============

Increase (Decrease) in Net Assets
Applicable to Common Shareholders
Resulting from Operations
Net investment income ........................   $   9,686,265    $  13,068,247
Net realized loss on investment
   transactions ..............................      (1,966,448)      (8,800,965)
Net change in unrealized
   appeciation/depreciation
   of investments ............................       7,975,380       (5,363,929)
Dividends to Remarketed Preferred
Shareholders from
Net investment income ........................      (1,384,470)      (2,280,971)
                                                 -------------    -------------
Net increase (decrease) in net assets
   applicable to Common Shareholders
   resulting from operations .................      14,310,727       (3,377,618)
                                                 -------------    -------------
Dividends to Common Shareholders
from
Net investment income ........................     (12,359,313)     (12,052,098)
Tax return of capital ........................        (231,780)        (322,627)
Common Stock Transactions
Reinvestment of dividends resulting
   in the issuance of Common Stock ...........       1,849,709        1,552,706
                                                 -------------    -------------
Total increase (decrease) ....................       3,569,343      (14,199,637)
Net Assets Applicable to Common
Shareholders
Beginning of period ..........................      99,548,525      113,748,162
                                                 -------------    -------------
End of period ................................   $ 103,117,868    $  99,548,525
                                                 =============    =============

See notes to financial statements.


--------------------------------------------------------------------------------
18 o ACM MANAGED INCOME FUND

                                                   Notes to Financial Statements
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
August 31, 2003

NOTE A

Significant Accounting Policies

ACM Managed Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

In accordance with Pricing Policies adopted by the Board of Directors of the Fund (the "Pricing Policies") and applicable law, portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to the Adviser, subject to the Board's continuing oversight, certain responsibilities with respect to the implementation of the Pricing Policies. Pursuant to the Pricing Policies, securities for which market quotations are readily available are valued at their current market value. In general, the market value of these securities is determined as follows:

Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value in accordance with the Pricing Policies. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price is used; securities traded in the over-the-counter market, (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing


--------------------------------------------------------------------------------
                                                    ACM MANAGED INCOME FUND o 19

Notes to Financial Statements
--------------------------------------------------------------------------------

service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Pricing Policies provide that the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Securities for which market quotations are not readily available are valued at fair value in accordance with the Pricing Policies.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income. Additionally, the Fund amortizes premiums on debt securities for financial reporting purposes only.

4. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in conformity with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory, Administrative Fees and Other Transactions with Affiliates

Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of .65 of 1% of the average adjusted weekly net assets of the Fund. Such fee is accrued daily and paid monthly.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. (AGIS), an affiliate of the Adviser, the Fund reimburses AGIS for costs relating to servicing phone inquiries for the Fund. During the year ended August 31, 2003, the Fund reimbursed to AGIS $1,320.

Under the terms of an Administrative Agreement, the Fund pays Princeton Administrators, L.P. (the "Administrator") a fee at an annual rate of .20 of 1% of


--------------------------------------------------------------------------------
20 o ACM MANAGED INCOME FUND

                                                   Notes to Financial Statements
--------------------------------------------------------------------------------

average adjusted weekly net assets of the Fund. Such fee is accrued daily and paid monthly. The Administrator prepares certain financial and regulatory reports for the Fund and provides clerical and other services.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended August 31, 2003, were as follows:

                                                     Purchases          Sales
                                                    ===========      ===========

Investment securities (excluding U.S.
   government securities) ....................      $93,392,292      $91,319,844
U.S. government securities ...................       89,792,243       90,308,403

At August 31, 2003, the cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost ..................................................           $ 191,256,173
                                                                  -------------

Gross unrealized appreciation .........................           $   6,162,639
Gross unrealized depreciation .........................              (6,824,374)
                                                                  -------------
Net unrealized depreciation ...........................           $    (661,735)
                                                                  -------------

1. Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss.


--------------------------------------------------------------------------------
                                                    ACM MANAGED INCOME FUND o 21

Notes to Financial Statements
--------------------------------------------------------------------------------

If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

NOTE D

Common Stock

There are 299,998,100 shares of $.01 par value common stock authorized. There are 24,917,146 shares of common stock issued and outstanding at August 31, 2003. During the years ended August 31, 2003 and August 31, 2002, the Fund issued 427,840 and 362,804 shares, respectively, in connection with the Fund's dividend reinvestment plan.

NOTE E

Preferred Stock

The Fund has 1,900 shares of Remarketed Preferred Stock authorized. There are 900 shares of Remarketed Preferred Stock issued and outstanding, each at a liquidation value of $100,000 per share plus accumulated, unpaid dividends. The dividend rate on the Remarketed Preferred Stock may change generally every 28 days as set by the remarketing agent. The dividend rate on the Remarketed Preferred Stock is 1.10% and is effective through September 10, 2003.

The redemption of the Fund's remarketed preferred stock is outside of the control of the Fund because it is redeemable upon the occurrence of an event that is not solely within the control of the Fund.

At certain times, the Preferred Shares are redeemable by the Fund, in whole or in part, at $100,000 per share plus accumulated, unpaid dividends.

Although the Fund will not ordinarily redeem the Preferred Shares, it may be required to redeem shares if, for example, the Fund does not meet an asset coverage ratio required by law or to correct a failure to meet a rating agency guideline in a timely manner. The Fund voluntarily may redeem the Preferred Shares in certain circumstances.

The Preferred Shareholders, voting as a separate class, have the right to elect at least two Directors at all times and to elect a majority of the Directors in the event two years' dividends on the Preferred Shares are unpaid. In each case, the remaining Directors will be elected by the Common Shareholders and Preferred Shareholders voting together as a single class. The Preferred Shareholders will vote as a separate class on certain other matters as required under the Fund's Charter, the Investment Company Act of 1940 and Maryland law.


--------------------------------------------------------------------------------
22 o ACM MANAGED INCOME FUND

                                                   Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE F

Securities Lending

The Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market values of the securities loaned is deposited and maintained by the borrower with the Fund.

The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. When such securities are borrowed against cash, the Fund agrees to pay the borrower of such securities a "rebate rate" for the use of the cash the borrower has pledged as collateral. As of August 31, 2003, the Fund had no securities on loan.

NOTE G

Distributions to Common Shareholders

The tax character of the distributions paid to common shareholders during the fiscal years ended August 31, 2003 and August 31, 2002 were as follows:

                                                    2003              2002
                                                ===========       ===========

Distributions paid from:
   Ordinary income ......................       $12,359,313       $12,052,098(a)
                                                -----------       -----------
Total taxable distributions .............        12,359,313        12,052,098
   Tax return of capital ................           231,780           322,627
                                                -----------       -----------
Total distributions paid ................       $12,591,093       $12,374,725
                                                -----------       -----------


--------------------------------------------------------------------------------
                                                    ACM MANAGED INCOME FUND o 23

Notes to Financial Statements
--------------------------------------------------------------------------------

As of August 31, 2003, the components of accumulated earnings/(deficit) applicable to common shareholders on a tax basis were as follows:

Accumulated capital and other losses .......................   $(106,255,019)(b)
Unrealized appreciation/(depreciation) .....................        (661,735)(c)
                                                               -------------
Total accumulated earnings/(deficit) .......................   $(106,916,754)
                                                               -------------

(a) The distributions paid from ordinary income for the year ended August 31, 2002 have been restated by excluding distributions paid to remarketed preferred shareholders, to conform to the current year's presentation.

(b) On August 31, 2003, the Fund had a net capital loss carryforward for federal income tax purposes of $105,840,526 of which $697,447 expires in the year 2007, $30,192,284 expires in the year 2008, $35,940,601 expires in the year 2009, $28,986,731 expires in the year 2010 and $10,023,463 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended August 31, 2003, the Fund deferred to September 1, 2003 post October capital losses of $414,493.

(c) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium.

During the current fiscal year, permanent differences, primarily due to tax return of capital and the tax treatment of bond premium, resulted in a net decrease in distributions in excess of net investment income, a net increase in accumulated net realized loss on investment transactions and a decrease in additional paid-in capital. This reclassification had no effect on net assets.


--------------------------------------------------------------------------------
24 o ACM MANAGED INCOME FUND

                                                            Financial Highlights
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                                                           Year Ended August 31,
                                                     --------------------------------------------------------------------
                                                         2003           2002(a)        2001           2000           1999
                                                     --------------------------------------------------------------------
Net asset value, beginning of period .............   $   4.06       $   4.71       $   5.31       $   6.34       $   8.99
                                                     --------------------------------------------------------------------
Income From Investment Operations

Net investment income ............................        .39(b)         .54(b)         .74(b)         .93(b)        1.21
Net realized and unrealized gain
  (loss) on investment transactions ..............        .26           (.59)          (.58)          (.72)         (2.26)
Dividends to preferred shareholders from
  Net investment income (common stock
    equivalent basis) ............................       (.06)          (.09)          (.22)          (.24)          (.22)
                                                     --------------------------------------------------------------------
Net increase(decrease) in net asset value from
  operations .....................................        .59           (.14)          (.06)          (.03)         (1.27)
                                                     --------------------------------------------------------------------
Less: Dividends and Distributions to Common
  Shareholders
Dividends from net investment income .............       (.50)          (.50)          (.43)          (.85)          (.96)
Tax return of capital ............................       (.01)          (.01)          (.11)          (.15)            -0-
Distribution from net realized gain on investments         -0-            -0-            -0-            -0-          (.42)
                                                     --------------------------------------------------------------------
Total dividends and distributions to common
  shareholders ...................................       (.51)          (.51)          (.54)         (1.00)         (1.38)
                                                     --------------------------------------------------------------------
Net asset value, end of period ...................   $   4.14       $   4.06       $   4.71       $   5.31       $   6.34
                                                     ====================================================================
Market value, end of period ......................   $   4.61       $   4.33       $   4.93       $ 6.3125       $  8.625
                                                     ====================================================================
Premium/(Discount) ...............................      11.35%          6.65%          4.67%         18.88%         36.04%
Total Return
Total investment return based on:(c)
Market value .....................................      19.74%         (1.17)%       (12.86)%       (13.66)%        16.91%
Net asset value ..................................      14.68%         (3.01)%        (1.02)%        (1.00)%       (16.95)%
Ratios/Supplemental Data
Net assets applicable to common shareholders,
  end of period (000's omitted) ..................   $103,118       $ 99,549       $113,748       $126,358       $146,483
Preferred Stock, at redemption value ($100,000 per
  share liquidation preference) (000's omitted) ..   $ 90,000       $ 90,000       $ 95,000       $ 95,000       $ 95,000
Ratios to average net assets applicable to common
  shareholders of:
  Expenses(d) ....................................       2.28%          2.31%          3.26%          2.23%          1.54%
  Expenses, excluding interest expense(d) ........       2.28%          2.19%          2.10%          1.91%          1.54%
  Net investment income, before preferred stock
    dividends(d) .................................       9.46%         12.56%         15.09%         16.47%         15.69%
  Preferred stock dividends ......................       1.35%          2.19%          4.49%          4.26%          2.81%
  Net investment income, net of preferred stock
    dividends ....................................       8.11%         10.37%         10.60%         12.21%         12.88%
Portfolio turnover rate ..........................         97%            99%           248%           383%           222%
Asset coverage ratio .............................        215%           211%           220%           233%           254%

See footnote summary on page 26.


--------------------------------------------------------------------------------
                                                    ACM MANAGED INCOME FUND o 25

Financial Highlights
--------------------------------------------------------------------------------

(a) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended August 31, 2002 was to decrease net investment income per share by $0.05, decrease net realized and unrealized loss on investments by $0.05 and decrease the ratios of net investment income before and net preferred stock dividends to average net assets applicable to common shareholders from 13.78% and 11.58% to 12.56% and 10.37%, respectively. Per share, ratios and supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(b)   Based on average shares outstanding.

(c) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(d) The expense and net investment income ratios do not reflect the effect of dividend payments to preferred shareholders.


--------------------------------------------------------------------------------
26 o ACM MANAGED INCOME FUND

                               Report of Ernst & Young LLP, Independent Auditors
--------------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of ACM Managed Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of ACM Managed Income Fund, Inc. (the "Fund"), including the portfolio of investments, as of August 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets applicable to common shareholders for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2003, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACM Managed Income Fund, Inc. at August 31, 2003, the results of its operations for the year then ended, the changes in its net assets applicable to common shareholders for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
October 10, 2003

TAX INFORMATION
(unaudited)

For the fiscal year ended August 31, 2003 certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates a maximum amount of $278,762 as qualified dividend income, which is taxed at a maximum rate of 15%. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2003. Complete information will be computed and reported in conjunction with your 2003 Form 1099-DIV.


--------------------------------------------------------------------------------
                                                    ACM MANAGED INCOME FUND o 27

Additional Information
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION
(unaudited)

ACM Managed Income Fund

Shareholders whose shares are registered in their own names will automatically be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund (the "Dividend Shares"). State Street Bank and Trust Company will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer share than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all Transac tions in the account, including information needed by shareholders for tax records. Shares in


--------------------------------------------------------------------------------
28 o ACM MANAGED INCOME FUND

                                                          Additional Information
--------------------------------------------------------------------------------


the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholders' proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at State Street Bank and Trust Company, P.O. Box 366, Boston, Massachusetts 02101.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund. There has been a change to one of the persons primarily responsible for the day-to-day management of the Fund's portfolio. James Kennedy, Jr. has replaced George Caffrey, as a Vice President of the Fund. Mathew Bloom, a Vice President of the Fund, continues to act in that capacity.


--------------------------------------------------------------------------------
                                                    ACM MANAGED INCOME FUND o 29

Additional Information
--------------------------------------------------------------------------------

Supplemental Proxy Information

A Special Meeting of Shareholders of ACM Managed Income Fund, Inc. ("ACM V") was held on March 20, 2003. A description of each proposal and number of shares voted at the meeting are as follows:

                                                                       Authority
                                                         Voted For      Withheld
================================================================================

To elect a Director of ACM V
for a term of three years and
until his successor is duly
elected and qualifies.

                              John D. Carifa            18,926,207       673,278

                                               Voted      Voted
                                                For       Against      Abstained
================================================================================

To elect a Director of ACM V's
preferred stockholders for a
term of three years and until
her successor is duly elected
and qualifies.

                                 Ruth Block     870          0            0


--------------------------------------------------------------------------------
30 o ACM MANAGED INCOME FUND

                                                              Board of Directors
--------------------------------------------------------------------------------

BOARD OF DIRECTORS


John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Paul J. DeNoon, Vice President
Matthew D.W. Bloom(2), Vice President
James E. Kennedy, Jr.(2), Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vince S. Noto, Controller

Administrator

Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Common Stock:
Dividend Paying Agent,
Transfer Agent And Registrar

Equiserve Trust Company, N.A.
P.O. Box 43011
Providence, RI 02940-3011

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Preferred Stock:
Dividend Paying Agent,
Transfer Agent And Registrar

Bank of New York
385 Rifle Camp Road
West Paterson, NJ 07424

Independent Auditors

Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)   Member of the Audit Committee

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

      This report, including the financial statements therein, is transmitted to the shareholders of ACM Managed Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

(2) Messrs. Bloom and Kennedy are the persons primarily responsible for the day-to-day management of the Fund's investment portfolio.


--------------------------------------------------------------------------------
                                                    ACM MANAGED INCOME FUND o 31

Management of the Fund
--------------------------------------------------------------------------------

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                          PORTFOLIOS
                                                                            IN FUND        OTHER
NAME, AGE OF DIRECTOR,                       PRINCIPAL                      COMPLEX    DIRECTORSHIPS
      ADDRESS                              OCCUPATION(S)                  OVERSEEN BY     HELD BY
(YEARS OF SERVICE)                      DURING PAST 5 YEARS                DIRECTOR      DIRECTOR
----------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

John D. Carifa,*, 58              President, Chief Operating Officer           116         None
1345 Avenue of the                and a Director of Alliance Capital
Americas                          Management Corporation ("ACMC"),
New York, NY 10105                with which he had been associated
(15)                              with since prior to 1998.

DISINTERESTED DIRECTORS

Ruth Block, #+, 72                Formerly an Executive Vice                    97         None
500 SE Mizner Blvd.               President and Chief Insurance
Boca Raton, FL 33432              Officer of The Equitable Life
(15)                              Assurance Society of the United
                                  States; Chairman and Chief
                                  Executive Officer of Evlico;
                                  Director of Avon, BP (oil and gas),
                                  Ecolab, Incorporated (specialty
                                  chemicals), Tandem Financial
                                  Group, and Donaldson, Lufkin &
                                  Jenrette Securities Corporation.
                                  Former Governor at Large-National
                                  Asociation of Securities Dealers, Inc.

David H. Dievler, #+, 74          Independent consultant. Until                101         None
P.O. Box 167                      December 1994, he was Senior
Spring Lake, NJ 07762             Vice President of ACMC responsible
(15)                              for mutual fund administration.
                                  Prior to joining ACMC in 1984,
                                  he was Chief Financial Officer of
                                  Eberstadt Asset Management
                                  since 1968. Prior to that, he was
                                  Senior Manager at Price
                                  Waterhouse & Co. Member of
                                  the American Institute of
                                  Certified Public Accountants
                                  since 1953.

John H. Dobkin, #+, 61            Consultant. He was formerly                   98         None
P.O. Box 12                       President of Save Venice, Inc.
Annandale, NY 12504               from 2001-2002, Senior Advisor
(5)                               from June 1999-June 2000 and
                                  President of Historic Hudson
                                  Valley (historic preservation) from
                                  December 1989 - May 1999.
                                  Previously, Director of the
                                  National Academy of Design.
                                  During 1988-92, he was Director
                                  and Chairman of the Audit
                                  Committee of ACMC.


--------------------------------------------------------------------------------
32 o ACM MANAGED INCOME FUND

                                                          Management of the Fund
--------------------------------------------------------------------------------

                                                                          PORTFOLIOS
                                                                            IN FUND        OTHER
NAME, AGE OF DIRECTOR,                       PRINCIPAL                      COMPLEX    DIRECTORSHIPS
      ADDRESS                              OCCUPATION(S)                  OVERSEEN BY     HELD BY
(YEARS OF SERVICE)                      DURING PAST 5 YEARS                DIRECTOR      DIRECTOR
----------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

William H. Foulk, Jr., #+,71       Investment Adviser and an                  113          None
2 Soundview Drive                  independent consultant. He
Suite 100                          was formerly Senior Manager
Greenwich, CT 06830                of Barrett Associates, Inc., a
(5)                                registered investment adviser,
                                   with which he had been
                                   associated since prior to
                                   1998. He was formerly Deputy
                                   Comptroller of the State of New
                                   York and, prior thereto, Chief
                                   Investment Officer of the New
                                   York Bank for Savings.

Dr. James M. Hester, #+, 79        President of The Harry Frank               11           None
25 Cleveland Lane                  Guggenheim Foundation, with
Princeton, NJ 08540                which he has been associated
(15)                               since prior to 1998. Formerly
                                   President of New York University
                                   and the New York Botanical
                                   Garden. Formerly Rector of the
                                   United Nations University and
                                   Vice Chairman of the Board of
                                   the Federal Reserve Bank of
                                   New York.

Clifford L. Michel, #+, 64         Senior Counsel of the law firm of          97           Placer Dome,
15 St. Bernard's Road              Cahill Gordon & Reindel since                           Inc.
Gladstone, NJ 07934                February 2001 and a partner of
(15)                               that firm for more than twenty-
                                   five years prior thereto. He is
                                   President and Chief Executive
                                   Officer of Wenonah Development
                                   Company (investments) and a
                                   Director of Placer Dome Inc.
                                   (mining).

Donald J. Robinson, #+, 69         Senior Counsel to the law firm of          96           None
98 Hell's Peak Road                Orrick, Herrington & Sutcliffe LLP
Weston, VT 05161                   since prior to 1998. Formerly a
(7)                                senior partner and a member of
                                   the Executive Committee of that
                                   firm. He was also a member and
                                   Chairman of the Municipal
                                   Securities Rulemaking Board
                                   and a Trustee of the Museum of
                                   the City of New York.

* Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.


--------------------------------------------------------------------------------
                                                    ACM MANAGED INCOME FUND o 33

Management of the Fund
--------------------------------------------------------------------------------

Officers of the Fund

Certain information concerning the Fund's Officers is listed below.

        NAME,                      PRINCIPAL POSITION(S)           PRINCIPAL OCCUPATION
  ADDRESS* AND AGE                    HELD WITH FUND                DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------
John D. Carifa, 58                Chairman and President      See biography above.

Kathleen A. Corbet, 43            Senior Vice President       Executive Vice President of Alliance
                                                              Capital Management Corporation
                                                              ("ACMC")**, with which she has been
                                                              associated since prior to 1998.

Paul J. DeNoon, 41                Vice President              Senior Vice President of ACMC**, with
                                                              which he has been associated since
                                                              prior to 1998.

Mathew D.W. Bloom, 47             Vice President              Senior Vice President of ACMC**, with
                                                              which he has been associated since
                                                              prior to 1998.

James E. Kennedy, Jr., 43         Vice President              Senior Vice President of ACMC**, with
                                                              which he has been associated since
                                                              prior to 1998.

Edmund P. Bergan, Jr., 53         Secretary                   Senior Vice President and General
                                                              Counsel of AllianceBernstein
                                                              Investment Research and
                                                              Management, Inc. ("ABIRM")** and
                                                              Alliance Global Investor Services, Inc.
                                                              ("AGIS")**, with which he has been
                                                              associated since prior to 1998.

Mark D. Gersten, 53               Treasurer and Chief         Senior Vice President of AGIS** and a
                                  Financial Officer           Vice President of ABIRM**, with which
                                                              he has been associated since prior to
                                                              1998.

Vincent S. Noto, 38               Controller                  Vice President of AGIS**, with which
                                                              he has been associated since prior to
                                                              1998.

* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, ABIRM and AGIS are affiliates of the Fund.


--------------------------------------------------------------------------------
34 o ACM MANAGED INCOME FUND

AllianceBernstein Family of Funds
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------------------------------------------
Wealth Strategies Funds
--------------------------------------------------------------------------------

Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy*
Tax-Managed Wealth Preservation Strategy**

------------------------------------------------------------------------------
Blended Style Series
--------------------------------------------------------------------------------

U.S. Large Cap Portfolio

------------------------------------------------------------------------------
Growth Funds
--------------------------------------------------------------------------------

Domestic

Growth Fund
Health Care Fund
Mid-Cap Growth Fund
Premier Growth Fund
Small Cap Growth Fund+
Technology Fund

Global & International

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

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Value Funds
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Domestic

Balanced Shares
Disciplined Value Fund
Growth & Income Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

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Taxable Bond Funds
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Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

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Municipal Bond Funds
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National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

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Intermediate Municipal Bond Funds
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Intermediate California
Intermediate Diversified
Intermediate New York

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Closed-End Funds
--------------------------------------------------------------------------------

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

We also offer Exchange Reserves,++ which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4616 for a current prospectus. Please read the prospectus carefully before you invest or send money.

*     Formerly Growth Investors Fund.

**    Formerly Conservative Investors Fund.

+     Quasar Fund changed its name to Small Cap Growth Fund on 11/1/03.

++ An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


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                                                    ACM MANAGED INCOME FUND o 35

Summary of General Information
--------------------------------------------------------------------------------

SUMMARY OF GENERAL INFORMATION

ACM Managed Income Fund Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 426-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg.

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers. The Fund's NYSE trading symbol is "AMF." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and other newspapers in a table called "Closed-End Funds."

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distribution in additional Fund shares.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Equiserve Trust Company, N.A. at (800) 219-4218.


--------------------------------------------------------------------------------
36 o ACM MANAGED INCOME FUND

ACM MANAGED INCOME FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


[LOGO] ALLIANCEBERNSTEIN(SM)

       Investment Research and Management

(SM) This service mark used under license from the owner, Alliance Capital Management L.P.

MIFAR0803


ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as Exhibit 10(a)(1).

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors Messrs. David H. Dievler and William H. Foulk qualify as audit committee financial experts.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has adopted the following proxy voting policies and procedures of its investment adviser, Alliance Capital Management L.P.

                                                                July 2003

                        ALLIANCE CAPITAL MANAGEMENT L.P.

                    Statement of Policies and Procedures for
            Voting Proxies on Behalf of Discretionary Client Accounts


Introduction

As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner and make voting decisions that are in the best interests of our clients.



This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement is applicable to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and global securities.


PROXY POLICIES

This statement is designed to be responsive to the wide range of subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:


Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services are disproportionate to the total audit fees paid by the company or there are other reasons to question the independence of the company's auditors.

Changes in Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.


Proposals Affecting Shareholder Rights: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Corporate Governance: Alliance Capital recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. For example, we will vote for proposals providing for equal access to proxies, a majority of independent directors on key committees, and separating the positions of chairman and chief executive officer.

Anti-Takeover Measures: Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

Executive Compensation: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages triggered by a change in control to a shareholder vote and proposals that seek additional disclosure of executive compensation. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Proxy Voting Procedures


Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review new types of corporate governance issues, evaluate proposals not covered by these policies and recommend how we should generally vote on such issues. In addition, the committees, in conjunction with the analyst that covers the company, contact management and interested shareholder groups as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Corporate Legal Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to guidelines, industry trends and review the policies contained in this statement from time to time.


Conflicts of Interest

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, whose retirement plan we administer, or with whom we have another business or personal relationship that may affect how we vote on the issuer's proxy. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a conflict of interests, including: (i) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of and any contact that they have had with any interested party regarding a proxy vote; (ii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iii) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients' best interests. For example, if our proposed vote is consistent with our stated proxy voting policy, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy but is also contrary to management's recommendation, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation, and is also consistent with the views of an independent source, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation and is contrary to the views of an independent source, the proposal is reviewed by the appropriate proxy committee for final determination.


Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Alliance Capital may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares. In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.


Proxy Voting Records
Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Assistant General Counsel, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

     Exhibit No.   DESCRIPTION OF EXHIBIT

     10 (a) (1)    Code of ethics that is subject to the disclosure of Item 2 hereof

     10 (b) (1)    Certification of Principal Executive Officer Pursuant to
                   Section 302 of the Sarbanes-Oxley Act of 2002

     10 (b) (2)    Certification of Principal Financial Officer Pursuant to
                   Section 302 of the Sarbanes-Oxley Act of 2002

     10 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ACM Managed Income Fund, Inc.

By:      /s/John D. Carifa
         ---------------------------------
         John D. Carifa
         President

Date:  October 30, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/John D. Carifa
         ---------------------------------
         John D. Carifa
         President

Date: October 30, 2003

By:      /s/Mark D. Gersten
         -------------------------------
         Mark D. Gersten
         Treasurer and Chief Financial Officer

Date: October 30, 2003